Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of October 28, 2011, by and among CDI CORP., a Pennsylvania corporation and CDI CORPORATION, a Pennsylvania Corporation (each a “Borrower” and collectively, “Borrowers”), the Lenders (as hereinafter defined) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for Lenders (hereinafter referred to in such capacity as “Administrative Agent”).

RECITALS

WHEREAS, reference is made to that certain Credit Agreement, dated as of October 29, 2010, by and among Borrowers, the other Loan Parties (as defined therein), the lenders from time to time party thereto (the “Lenders”) and Administrative Agent (the “Credit Agreement”);

WHEREAS, Loan Parties have requested that Administrative Agent and Lenders amend certain provisions of the Credit Agreement as hereinafter provided; and

WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement, as hereinafter provided.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

AGREEMENT

1. Definitions. All capitalized terms used and not defined herein shall have the meanings given them in the Credit Agreement and the rules of construction set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) The following definition in Section 1.01 is hereby amended and restated in its entirety as follows:

“Commitment Termination Date” means November 30, 2011.

(b) The last sentence of Section 4.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

There are no liabilities of the Company or any of its Subsidiaries, fixed or contingent, which are material in relation to the consolidated financial condition of the Borrower that are not reflected in the financial statements (or in the notes thereto) contained in the Company’s Form 10-K and Form 10-Q filings, other than liabilities arising in the ordinary course of business since the respective dates of such financial statements.

(c) Section 7.07(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) in the event the Restricted Payment is the payment of a dividend the Consolidated Aggregate Liquidity of the Company and its Subsidiaries, before such payment is made, shall be greater than $15,000,000;

(d) Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Consolidated Aggregate Liquidity. The Consolidated Aggregate Liquidity of the Company and its Subsidiaries shall at the end of each fiscal quarter be greater than $10,000,000.

3. Conditions of Effectiveness. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a) Execution and Delivery. Each Loan Party shall have executed and delivered this Amendment to Administrative Agent.

(b) Fees and Expenses. Borrower shall pay or cause to be paid the reasonable costs and expenses of Administrative Agent and Lenders, including the reasonable fees of Administrative Agent’s counsel, in connection with this Amendment.

(c) Representations and Warranties; No Defaults. Each Loan Party, by executing this Amendment, hereby certifies and confirms that as of the date hereof and after giving effect to this Amendment: (i) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Loan Party and will not violate such Loan Party’s organizational documents; (ii) the representations and warranties of such Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (iii) such Loan Party has performed and complied with all covenants and conditions of the Credit Agreement and the other Loan Documents and no Event of Default or Default under the Credit Agreement has occurred and is continuing or exists which will not be cured by the execution and effectiveness of this Amendment; and (iv) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

(d) Consents and Approvals. To the extent any consent, approval, order or authorization or registration, declaration or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Amendment or the carrying out or performance of any of the transactions required or contemplated by this Amendment, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declarations or filings shall have been accomplished prior to the consummation of this Amendment.

(e) No Violation of Laws, No Actions or Proceedings. The execution of this Amendment shall not contravene any law applicable to any Loan Party, Administrative Agent, or any Lender. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of this Amendment or the consummation of the transactions contemplated hereby, which in Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment, or any of the other Loan Documents.

(f) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to Administrative Agent; Administrative Agent shall have received from each Loan Party and all Lenders an executed original of this Amendment; and Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to Administrative Agent.

4. Guarantors. Each Guarantor hereby executes this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Loan Documents given by it in connection therewith.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument, and delivery of executed signature pages hereof by telecopy or other electronic transmission from one party to another shall constitute effective and binding execution and delivery, respectively, of this Amendment by such party.

7. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed by each Loan Party and shall remain in full force and effect after the date hereof. The parties hereto do not amend or waive any provisions of the Credit Agreement or any of the other Loan Documents except as expressly set forth herein. Each of Administrative Agent and Lenders expressly reserves any and all rights and remedies available to it under the Credit Agreement, the other Loan Documents, or any other agreement, or at law or in equity, or otherwise; and, except as expressly provided herein, no other waiver, consent, or amendment is made or implied hereby.

8. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York, after giving effect to federal laws applicable to national banks.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 3 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

This Amendment is executed as of the date stated at the beginning of this Amendment.

BORROWERS:

CDI CORP.

By	/s/ Robert M. Larney
Name: Robert M. Larney
Title: Executive Vice President & CFO

CDI CORPORATION

By	/s/ Robert M. Larney
Name: Robert M. Larney
Title: Executive Vice President & CFO

[SIGNATURE PAGE 2 OF 3 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

OTHER LOAN PARTIES:

MANAGEMENT RECRUITERS INTERNATIONAL, INC.

By	/s/ Thomas R. Verratti
Name: Thomas R. Verratti
Title: Vice President and Treasurer

MRI CONTRACT STAFFING, INC.

By	/s/ Thomas R. Verratti
Name: Thomas R. Verratti
Title: Vice President and Treasurer

[SIGNATURE PAGE 3 OF 3 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent and Issuing Bank

By	/s/ Eugene M. Kennedy
Name: Eugene M. Kennedy
Title: Vice President